                                                                   EXHIBIT 10.45

                      SIXTH AMENDMENT TO CREDIT AGREEMENT


          THIS SIXTH AMENDMENT TO CREDIT AGREEMENT ("Sixth Amendment") is
                                                     ---------------
effective as of March 31, 1999, and is entered into by and among P-COM, INC., a Delaware corporation ("Borrower"); the financial institutions signatory hereto
                       --------
(each individually a "Lender" and collectively the "Lenders"); UNION BANK OF
                      ------                        -------
CALIFORNIA, N.A., for itself, as a Lender, and as administrative agent for Lenders (in such capacity, "Agent"); and BANK OF AMERICA NATIONAL TRUST AND
                            -----
SAVINGS ASSOCIATION (for itself, as a Lender, and as syndication agent for Lenders (in such capacity, "Syndication Agent").
                            -----------------

                                 RECITALS
                                 --------

          A. Borrower, Lenders, Agent, and Syndication Agent have entered into that certain Credit Agreement dated as of May 15, 1998, as amended (collectively, the "Credit Agreement"), pursuant to which Agent, Syndication
                    ----------------
Agent, and Lenders agreed to provide financial accommodations to or for the benefit of Borrower upon the terms and conditions contained therein. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Credit Agreement shall be applied herein as defined or established therein.

          B. Borrower has requested that Agent, Syndication Agent, and Lenders make certain amendments to the Credit Agreement, and Agent, Syndication Agent, and Lenders are willing to do so subject to the terms and conditions of this Sixth Amendment.

                                 AGREEMENT
                                 ---------

          NOW, THEREFORE, in consideration of the continued performance by Borrower of its promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lenders, Agent, and Syndication Agent hereby agree as follows:

          1.  Ratification and Incorporation of Credit Agreement and Other Loan
              -----------------------------------------------------------------
Documents.  Except as expressly modified under this Sixth Amendment, (a)
---------
Borrower hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Credit Agreement and the other Loan Documents, and (b) all of the terms and conditions set forth in the Credit Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein. Without limiting the generality of the foregoing, each of Borrower and each other Loan Party acknowledges and agrees that as of March 31, 1999, the sum of (i) the aggregate outstanding principal amount of all Loans, plus (ii) the aggregate outstanding Letter of
                               ----
Credit Usage was $49,750,000.00. Each of Borrower and each other Loan Party represents that it has no offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to the amount of such Debt.

          2.  Amendments to Credit Agreement.
              ------------------------------

              a.  The definition of "Applicable Margin" is hereby deleted in its
                                     -----------------
entirety and the following is substituted in lieu thereof:

                  "Applicable Margin":  three percent (3%).
                   -----------------

              b.  The definition of "Maturity Date" is hereby deleted in its
                                     -------------
entirety and the following is substituted in lieu thereof:

                  "Maturity Date":  January 15, 2000.
                   -------------

              c.  The definition of "Revolving Commitment" is hereby deleted
                                     --------------------
in its entirety and the following is substituted in lieu  thereof:

                  "Revolving Commitment":  (a) $50,000,000, at all times prior
                     --------------------
          to August 15, 1999; (b) $40,000,000, at all times on and after August 15, 1999, and prior to October 15, 1999; and (c) $30,000,000, at all times on and after October 15, 1999, in each case as such amount may be further reduced (i) pursuant to Section 2.1(e) and (ii) by the amount of any Letters of Credit that expire and are not renewed during the period from April 21, 1999, through the Maturity Date.

              d. The following new definitions are hereby added to the Credit Agreement in appropriate alphabetical order:

                  "Comerica Receivables Purchase Agreement":  the Receivables
                   ---------------------------------------
          Purchase Agreement by and between Borrower and Comerica Bank-California dated as of September 30, 1998.

                  "Consolidated Pre-Tax Income":  for any period, the net
                   ---------------------------
          income (or loss) prior to (a) income taxes and (b) any non-cash extraordinary or non-cash non-recurring losses or gains (but including cash losses or gains) for such period of the Borrower and its consolidated subsidiaries on a consolidated basis determined in accordance with GAAP.

                  "Indenture":  the Indenture dated as of November 1, 1997,
                   ---------
          between Borrower and State Street Bank and Trust Company of California, N.A., as Trustee, relating to Borrower's 4-1/4% Convertible Subordinated Notes due 2002.

                  "Purchased Receivables":  all accounts receivable
                   ---------------------
          transferred to a Qualified Financial Institution pursuant to a Receivables Facility, including

          "Purchase Receivables" (as defined in the Comerica Receivables Purchase Agreement).

                    "Third Party Interactives": all Persons with whom Borrower
                     ------------------------
          exchanges data electronically in the ordinary course of business, including customers, suppliers, third-party vendors, subcontractors, processors-converters, shippers and warehousemen.

                    "Year 2000 Date-Sensitive System/Component": any system
                     -----------------------------------------
          software, network software, applications software, data base, computer file, embedded microchip, firmware or hardware that accepts, creates, manipulates, sorts, sequences, calculates, compares or outputs calendar-related data accurately; such systems and components shall include mainframe computers, file server/client systems, computer workstations, routers, hubs, other network-related hardware, and other computer-related software, firmware or hardware and information processing and delivery systems of any kind and telecommunications systems and other communications processors, security systems, alarms, elevators and HVAC systems.

               e.  The following new Section 2.5(i) is hereby added to the
                                     --------------
Credit Agreement:

                    (i) Cash Collateral.  If any Letters of Credit, whether or
                        ---------------
          not then due and payable, shall for any reason be outstanding on the Maturity Date, Borrower shall either (1) provide cash collateral therefor in the manner described in the following sentence, (2) cause all such Letters of Credit and guaranties thereof to be cancelled and returned, or (3) deliver a stand-by letter (or letters) of credit in guarantee of such Letters of Credit, which stand-by letter (or letters) of credit shall be of like tenor and duration as, and in an amount equal to 110% of the aggregate maximum amount then available to be drawn under, the Letters of Credit and shall be issued by a Person, and shall be subject to such terms and conditions, as are be satisfactory to Agent in its sole discretion. If Borrower elects to provide cash collateral, then Borrower will pay to Agent, for the benefit of Lenders, cash or cash equivalents acceptable to Agent ("Cash Equivalents") in an amount equal to 110% of the maximum amount
          ------------------
          then available to be drawn under each applicable Letter of Credit outstanding. Such funds or Cash Equivalents shall be held by Agent in a cash collateral account (the "Cash Collateral Account") maintained
                                          -----------------------
          at Agent or another bank or financial institution acceptable to Agent. The Cash Collateral Account shall be in the name of Borrower and shall be pledged to, and subject to the control of (which control shall be exercised by Agent in good faith), Agent, for the benefit of Agent, Syndication Agent and Lenders, in a manner satisfactory to Agent. Borrower hereby pledges and grants to Agent, on behalf of Lenders, a security interest in all such funds and Cash Equivalents held in the Cash Collateral Account from time to time and all proceeds thereof as security for the payment of all amounts due in respect of the Letter of Credit Obligations and other Obligations, whether or not then due. This Agreement shall constitute a security agreement under applicable law.

               f.  Section 3.2 is hereby deleted in its entirety and the
                   -----------
following is substituted in lieu thereof:

                    3.2  Default Interest.  Notwithstanding anything to the
                         ----------------
          contrary contained in Section 2.3, if (a) an Event of Default or Potential Event of Default has occurred and is continuing or (b) all or any portion of the principal amount of any of the Loans or any interest accrued thereon has not been paid when due (whether at the stated maturity, by acceleration or otherwise) then, upon notice to Borrower (except as otherwise provided below for an Event of Default specified in Section 7.1(g)), the Loans shall bear interest at a per
                                                                           ---
          annum rate that is payable on demand and that is equal to five
          -----
          percentage points (5%) above the highest rate that would otherwise be applicable pursuant to Section 2.3 (such increased rate, the "Default Rate") from the date of such Event of Default, Potential Event of Default or nonpayment until such Event of Default or Potential Event of Default is cured or waived or such nonpayment is paid in full. Upon the occurrence and during the continuance of an Event of Default specified in Section 7.1(g), the interest rate shall be increased automatically to the Default Rate without the necessity of any action by Agent or any Lender.

               g.  The following clause is hereby added at the end of Section
                                                                      -------
6.1(a)(iii):
-----------

          ; provided, that, for the fiscal quarter ended June 30, 1999, a
            --------
          Compliance Certificate, shall be furnished to the Agent and each Lender on or before July 7, 1999 demonstrating in reasonable detail compliance at the end of such quarterly accounting period with the restriction contained in Section 6.2(c); and

               h. Section 6.1(b) is hereby amended by replacing the period at
                  ---------------
the end of clause (v) thereof with "; and", and adding the following new clauses
(vi) and (vii) at the end thereof:

                  (vi) as soon as available, but in any event within ten days after the end of each month of Borrower, a cash budget prepared by Borrower as of the last day of the immediately preceding month for the eight week period following the first day of such month that incorporates information regarding cash receipts and cash disbursements (by major categories) (the "Cash Budget").

                   (vii) as soon as available, but in any event contemporaneously with their delivery to Comerica Bank-California pursuant to the Comerica Receivables Purchase Agreement, copies of all receivables agings, reports submitted to credit issuers, and accountings for the sale, collection of, and rebates on account of any accounts receivable transferred thereunder.

               i.  The following new Section 6.1(p) is hereby added to the
                                     --------------
Credit Agreement:

                    (p) Year 2000.  On or prior to September 30, 1999, Borrower
                        ---------
          shall perform all acts reasonably necessary to ensure that Borrower, any business in which Borrower holds a substantial interest, and all of the customers, suppliers and vendors and other Third Party Interactives of Borrower that are material to Borrower's business become Year 2000 Compliant, including performing a comprehensive review and assessment of all of Borrower's systems and, if necessary, adopting a detailed plan for the remediation, monitoring and testing of such systems. For purposes of this Section 6.1(p), the term "Year 2000 Compliant" shall mean, with respect to Borrower and any other Person, that all Year 2000 Date-Sensitive System/Components utilized by or material to the business, operations or financial condition of such Person will properly perform data sensitive functions before, during and after the year 2000.

               j.  Section 6.2(a) is hereby deleted in its entirety and the
                   --------------
following is substituted in lieu thereof:

                    (a) Quick Ratio.  Permit the ratio of Consolidated Quick
                        -----------
          Assets to Consolidated Current Liabilities as of the last day of each of the fiscal quarters of Borrower listed below to be less than the correlative amount indicated below:

               Quarter Ending:         Ratio:
               ---------------         ------

               March 31, 1999         0.50 : 1.00
               June 30, 1999          0.65 : 1.00
               September 30, 1999     0.80 : 1.00
               December 31, 1999      1.00 : 1.00.

               k.  Section 6.2(b) and Section 6.2(e) are hereby deleted in their
                   --------------     --------------
entirety.

               l.  Section 6.2(c) is hereby deleted in its entirety and the
                   --------------
following is substituted therefor:

                    (c) Consolidated Tangible Net Worth.  Permit Consolidated
                        -------------------------------
          Tangible Net Worth (i) as of March 31, 1999, to be less than $65,000,000, (ii) as of June 30, 1999, to be less than $71,000,000,
          (iii) as of September 30, 1999, to be less than $70,000,000, and (iv) as of December 31, 1999, to be less than $75,000,000; provided, that,
                                                                --------
          for purposes of this Section 6.2(c), (A) any profit recognized from any exchange from time to time by Borrower of certain shares of its Common Stock for certain of the Notes issued pursuant to the Indenture and other non-cash items shall be excluded from Consolidated Tangible Net Worth and (B) preferred stock and warrants issued by Borrower shall be treated as equity (and not as Debt).

                   m.    Section 6.2(d) is hereby deleted in its entirety and
                         --------------
the following is substituted therefor:

                    (d) Profitability.  Permit Consolidated Pre-Tax Income of
                        -------------
          the Borrower and its consolidated Subsidiaries to reflect a loss exceeding the correlative amount listed below for any fiscal quarter of Borrower commencing with the fiscal quarter ended March 31, 1999;

          provided, that any profit recognized from any exchange from time to
          ---------
          time by Borrower of certain shares of its Common Stock for certain of the Notes issued pursuant to the Indenture shall be excluded from Consolidated Pre-Tax Income for purposes of this Section 6.2(d):

               March 31, 1999        $(17,000,000)
               June 30, 1999         $(11,000,000)
               September 30, 1999    $( 4,000,000)
               December 31, 1999     $         (1).

               n.  Section 6.2(h) is hereby deleted in its entirety and the
                   --------------
following is substituted therefor:

                    (h) Dividends, Etc.  Declare or pay any dividends, purchase
                        ---------------
          or otherwise acquire for value any of its capital stock now or hereafter outstanding, or make any distribution of assets to its stockholders as such, or permit any of its Subsidiaries to purchase or otherwise acquire for value any stock of the Borrower, except that (i) the Borrower may declare and deliver dividends and distributions payable in capital stock of the Borrower, (ii) provided no Event of Default exists, Borrower may repurchase stock from former employees of Borrower in accordance with the terms of repurchase or similar agreements between Borrower and such employees; provided, that the
                                                          --------
          aggregate amount of such stock repurchases shall not exceed $500,000 in any Fiscal Year, and (iii) Borrower may make redemptions and payments permitted under Section 3(k) of the Third Amendment to Credit Agreement.

               o.  Section 6.2(w) is hereby deleted in its entirety and the
                   --------------
following is substituted therefor:

                    (w) Minimum Consolidated EBITDA.  Permit Consolidated EBITDA
                        ---------------------------
          to be less than the correlative amount listed below for any fiscal quarter of Borrower commencing with the fiscal quarter ended March 31, 1999:

               March 31, 1999        $(10,250,000)
               June 30, 1999         $( 4,500,000)
               September 30, 1999    $  2,000,000
               December 31, 1999     $  5,000,000.

               p.  Section 6.2(x) is hereby deleted in its entirety and the
                   --------------
following is substituted therefor:

                    (x) Consolidated Capital Expenditures.  Make, or permit any
                        ---------------------------------
          Subsidiary to make, Consolidated Capital Expenditures other than Consolidated Capital Expenditures for the Borrower's fiscal quarter ending March 31, 1999, and for each fiscal quarter thereafter, not in excess of $3,500,000.

               q.  The following new Section 6.2(y), Section 6.2(z) and Section
                                     --------------  --------------     -------
6.2(aa) are hereby added to the Credit Agreement:
-------

                    (y) Purchased Receivables.  Enter into any Receivables
                        ---------------------
          Facility or sell any Purchased Receivables to Comerica Bank-California or any other Qualified Financial Institution, unless, at Agent's request, the underlying documentation for any such Receivables Facility provides that, upon any sale of Purchased Receivables to Comerica Bank-California or such other Qualified Financial Institution that is the provider of a Receivables Facility, the release by Agent of its Lien on the Purchased Receivables shall not affect Agent's Lien in any proceeds thereof, including any cash, cash equivalents, or other proceeds, wherever located; provided, that Agent's Lien on such
                                            --------
          proceeds shall be subordinate in priority to the Lien of such Qualified Financial Institution.

                    (z) [INTENTIONALLY OMITTED]

                    (aa) Bank Accounts.  No Loan Party shall open any deposit,
                         -------------
          checking, operating or other bank account with any bank or other financial institution after April 20, 1999, unless Borrower has taken all steps requested by

          Agent to perfect its Lien on, and the cash and cash equivalents held in, such account and make other reasonable arrangements with respect to such account.

               r.  Section 7.1(c) is hereby deleted in its entirety and the
                   --------------
following is substituted therefor:

                    (c) The Borrower shall fail to perform or observe any term, covenant or agreement contained in Sections 3.1, 6.1(a), (b), (c) or
          (p), 6.2(a), (c), (d), (g), (h), (i), (j), (l), (p), (q), (r), (s),
          (t), (u), (v), (w), (x), (y), (z) or (aa) on its part to be performed or observed; or

               s.  Exhibit D is hereby deleted and replaced with Exhibit D
                   ---------                                     ---------
hereto.

               t.   Exhibit E is hereby deleted.
                    ---------

          3.  Interest Rate Provisions.  Notwithstanding any contrary term or
              ------------------------
provision in the Credit Agreement or the other Loan Documents, at any time after the Effective Date, all Loans shall be made as Base Rate Loans, all LIBO Rate Loans shall automatically be converted to Base Rate Loans, and Borrower shall have no right to convert or continue any Loan as a LIBO Rate Loan.

          4.  Restructure Fee.  Borrower hereby agrees to pay to Agent, for the
              ---------------
ratable benefit of Lenders, a restructure fee (the "Restructure Fee") payable as
                                                    ---------------
follows: (a) $250,000, payable on April 21, 1999; and (b) $750,000, payable on the earlier of (i) July 10, 1999, and (ii) the date on which Borrower receives the Net Proceeds of the first Equity Issuance by Borrower after the Effective Date (as defined in Section 9 below). The Restructure Fee has been fully earned
                    ---------
on the date hereof and shall be non-refundable when paid. Any failure by Borrower to comply with the obligations in this Section 4 shall constitute an
                                                ---------
Event of Default.

          5.  Plan.  Borrower shall (a) on or before May 30, 1999, enter into an
              ----
agreement with an investment banking firm, which firm shall be acceptable to Agent in Agent's reasonable discretion, to provide a plan that, among other things, examines Borrower's alternatives for permanently paying, on or prior to the Maturity Date, all of the Debt owed to Lenders under the Credit Agreement and the other Loan Documents, and (b) on or before July 30, 1999, provide to each Lender such plan, in form and substance acceptable to Agent. Borrower and each other Loan Party authorizes Agent to communicate directly with the investment banking firm engaged by Borrower to prepare the plan described in the preceding sentence and authorizes and shall instruct such firm to disclose and make available to Agent any and all documents, schedules and information relating to (i) Borrower's alternatives for permanently paying, on or before the Maturity Date, all of the Debt owed to Lenders under the Credit Agreement and other Loan Documents or (ii) the business, financial condition, and other affairs of any Loan Party; provided, that prior to the occurrence and
                           --------
continuance of a Potential Event of Default or an Event of Default, any such communication by Agent with such firm shall be in the presence of an officer or other representative of Borrower. Any failure by Borrower to comply with the obligations in this Section 5 shall
                                                           ---------
constitute an Event of Default.


          6.  Cash Sweep Mechanics.  Upon Borrower's receipt of written notice
              --------------------
from Agent, which notice may be provided by Agent to Borrower at any time after
(a) the occurrence of a Potential Event of Default or Event of Default, (b) Agent reasonably believes based upon information available to it that a Potential Event of Default or an Event of Default is likely to occur, (c) Agent reasonably believes that an event or circumstance which is likely to have a Material Adverse Effect has occurred, or (d) Agent reasonably has grounds to deem itself to be insecure, each Loan Party shall establish blocked, lock box, or pledged account arrangements with each bank or other financial institution at which such Loan Party maintains a deposit, checking, operating, or other bank account and enter into blocked, lock box, or pledged account agreements with each bank or other financial institution at which such Loan Party maintains a deposit, checking, operating, or other bank account and enter into blocked, lockbox, or pledged account agreements on terms reasonably satisfactory to Agent and shall cause all cash, checks, notes, drafts, and other similar items and all other receipts to be deposited into such lock boxes or blocked accounts. Any failure by any Loan Party to comply with the obligations in this Section 6 shall
                                                                 ---------
constitute an Event of Default.

          7.  Purchased Receivables.  The parties hereto acknowledge and agree
              ---------------------
that any release by Agent of its Lien on Purchased Receivables that was made prior to the Effective Date shall not be deemed to include, and Agent shall continue to hold a Lien on, all of Borrower's cash, cash equivalents, and deposit accounts.

          8.  Delivery of Amended Schedules; Other Matters.
              --------------------------------------------

              a. On or before April 30, 1999, Borrower shall deliver to Agent amended schedules to the Credit Agreement that have been updated as of the Effective Date to reflect any matters that would have been required to be set forth or described therein if such matters existed or occurred as of May 15, 1998, and such matters have not previously been disclosed in an updated version of any such schedule that was delivered to Agent subsequent to May 15, 1998. Failure to deliver such amended schedules on or before such date shall constitute an Event of Default.

              b. On or before May 4, 1999, Borrower shall deliver the following to Agent:

                 (i) a schedule, in form and detail satisfactory to Agent, of all Debt of each Loan Party, as well as a listing of scheduled payments for all such Debt;

                 (ii) (A) a list of all banks and other financial institutions at which each Loan Party (other than Borrower) maintains depository and other accounts, including the name and address of each depository and a description and number of the account, together with the name in which such account is held, and (B) executed notice letters under California Uniform Commercial Code Section 9302(1)(g) to all of the holders of the depository and other accounts of the Loan Parties (other than Borrower);

                  (iii) executed notice letters under California Uniform Commercial Code Section 9302(1)(i) to all of the issuers of any Loan Party's insurance policies; and

                  (iv) amendments to any of the (A) Security Agreement, (B) Subsidiary Pledge and Security Agreement, (C) the Intellectual Property Security Agreement, or (D) any Subsidiary Intellectual Property Agreement, if any such amendments are necessary based on updated disclosure in the schedules delivered pursuant to Section 8(a) of this Sixth Amendment.
                                     -------------

          Failure to deliver any of the matters set forth above on or before May 4, 1999, shall constitute an Event of Default.

          9.  Conditions to Effectiveness.  This Sixth Amendment shall become
              ---------------------------
effective on March 31, 1999 (the "Effective Date"), only upon satisfaction of
                                  --------------
each of the following conditions:

              a. receipt by Agent of this Sixth Amendment duly executed by Borrower, Bank of America National Trust and Savings Association, as Syndication Agent and Lender, and Union Bank of California, N.A., as Agent and Lender;

              b. receipt by Agent of the attached Guarantor Consents (individually, a "Guarantor Consent" and collectively, the "Guarantor
                  -----------------                         ---------
Consents"), duly executed by each Guarantor;
--------
              c. receipt by Agent of copies of resolutions, in form and substance satisfactory to Agent and its counsel, of the Board of Directors or other authorizing documents of Borrower, authorizing the execution and delivery of this Amendment;

              d. receipt by Agent of (i) a list of all banks and other financial institutions at which Borrower maintains depository and other accounts, including the name and address of each depository and a description and number of the account, together with the name in which such account is held, and (ii) executed notice letters under California Uniform Commercial Code
Section 9302(1)(g) to certain of the holders of the Borrower's depository and other accounts;

              e. receipt by Agent of a copy of the Collateral Schedule referred to in the Comerica Receivables Purchase Agreement; and

               f. the absence of any Potential Events of Default or Events of Default (assuming effectiveness of this Sixth Amendment as of March 31, 1999).

          10.  Representations and Warranties.  In order to induce the Lenders
               ------------------------------
to enter into this Sixth Amendment, Borrower represents and warrants to Agent, Syndication Agent, and Lenders that the following statements are true, correct and complete as of the effective date of this Sixth Amendment:

               a.  Corporate Power and Authority.  Borrower has all requisite
                   -----------------------------
corporate power and authority to enter into this Sixth Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Sixth Amendment (the "Amended Agreement").
                                                          -----------------
The Certificate of Incorporation and Bylaws of Borrower have not been amended since the copies previously delivered to Agent, Syndication Agent, and Lenders.

               b.  Authorization of Agreements.  The execution and delivery of
                   ---------------------------
this Sixth Amendment and the performance by Borrower of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrower.

               c.  No Conflict.  The execution and delivery by Borrower of
                   -----------
this Sixth Amendment do not and will not contravene (i) any law or any governmental rule or regulation applicable to Borrower, except to the extend not resulting in a Material Adverse Effect, (ii) the Certificate of Incorporation or Bylaws of Borrower, (iii) any order, judgment or decree of any court or other agency of government binding on Borrower, or (iv) any material agreement or instrument binding on Borrower, except to the extent not resulting in a Material Adverse Effect.

                d.  Governmental Consents.  The execution and delivery by
                    ---------------------
Borrower of this Sixth Amendment and the performance by Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body (except routine reports required pursuant to the Securities Exchange Act of 1934, as amended (as such act is applicable to any Loan Party), which reports will be made in the ordinary course of business).

                e.  Binding Obligation.  This Sixth Amendment and the Amended
                    ------------------
Agreement have been duly executed and delivered by Borrower and are the binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except in each case as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws and equitable principles relating to or affecting creditors' rights.

                f.  Incorporation of Representations and Warranties From Credit
                    -----------------------------------------------------------
Agreement.  The representations and warranties contained in Section 5.1 of the
---------                                                   -----------
Credit Agreement are correct in all material respects on and as of the effective date of this Sixth Amendment as though made on and as of such date, except (a) to the extent that a particular representation or warranty by its terms expressly applies only to an earlier date, (b) to the extent that Borrower or any other Loan Party, as applicable, has previously advised Agent in writing as contemplated under the Credit Agreement, or (c) for matters that are to be the subject of updated disclosure in the schedules to be delivered pursuant to Section 8(a) of this Sixth Amendment.

               g. Absence of Default. After giving effect to this Sixth
                  ------------------
Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Sixth Amendment that would constitute an Event of Default or a Potential Event of Default.

          11.  Release.
               -------

               a. Each Loan Party acknowledges that Agent, Syndication Agent, and Lenders would not enter into this Sixth Amendment without the Loan Parties' assurance that each Loan Party has no claims against Agent, Syndication Agent, or Lenders, or any of such parties' shareholders, officers, directors, employees, agents, or attorneys arising out of or related to the Loan Documents or any other agreement between any Loan Party and any Lender. Except for the obligations arising hereafter under the Amended Agreement, each Loan Party, for itself and on behalf of its successors, assigns, and present and future shareholders, officers, directors, employees, agents, and attorneys, hereby remises, releases and forever discharges each of Agent, Syndication Agent, and each Lender and their respective present and former shareholders, officers, directors, employees, agents, attorneys, successors and assigns from any and all claims, rights, actions, causes of action, suits, liabilities, defenses, damages and costs that both (a) exist or may exist as of the Effective Date and (b) arise from or are otherwise related to the Credit Agreement or the other Loan Documents, any transaction contemplated thereby, the administration of the Loans and other financial accommodations made thereunder, the collateral security given in connection therewith, or any related discussions or negotiations, in each case whether known or unknown, suspected or unsuspected. Each Loan Party waives the provisions of California Civil Code section 1542, which states:

          A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

               b. The provisions, waivers and releases set forth in this section are binding upon each Loan Party and each Loan Party's shareholders, agents, employees, assigns and successors in interest. The provisions, waivers and releases of this section shall inure to the benefit of each Lender, Agent, Syndication Agent, and each such party's shareholders, agents, employees, officers, directors, assigns and successors in interest as parties to the Credit Agreement.

               c. The provisions of this section shall survive payment in full of the obligations, full performance of all the terms of this Sixth Agreement and the Loan Documents, or Agent's or any Lender's actions to exercise any remedy available under the Loan Documents or otherwise.

               d. Each Loan Party warrants and represents that each such Loan Party is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and each such Loan Party has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any Person any such claim or any portion thereof. Each Loan Party shall indemnify and hold harmless each Lender, Agent, and Syndication Agent, from and against any claim, demand, damage, debt, liability (including payment of reasonable attorneys' fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any assignment or transfer.

          12.  Entire Agreement.  This Sixth Amendment, together with the Credit
               ----------------
Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Sixth Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof.

          13.  Miscellaneous.
               -------------

               a.  Counterparts.  This Sixth Amendment may be executed in
                   ------------
identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page to this Sixth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

               b.  Headings.  Section headings used herein are for convenience
                   --------
of reference only, are not part of this Sixth Amendment, and are not to be taken into consideration in interpreting this Sixth Amendment.

               c.  Recitals.  The recitals set forth at the beginning of this
                   --------
Sixth Amendment are true and correct, and such recitals are incorporated into and are a part of this Sixth Amendment.

               d.  Governing Law.  THIS SIXTH AMENDMENT SHALL BE GOVERNED BY,
                   -------------
AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS.

          e.  Effect.  Upon the effectiveness of this Sixth Amendment, from and
              ------
after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to the Credit Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

          f.  No Novation.  Except as expressly provided in this Sixth
              -----------
Amendment, the execution, delivery, and effectiveness of this Sixth Amendment shall not (i) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, (ii) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents, or (iii) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

          g.  Conflict of Terms.  In the event of any inconsistency between the
              -----------------
provisions of this Sixth Amendment and any provision of the Credit Agreement, the terms and provisions of this Sixth Amendment shall govern and control.



                 [Remainder of page intentionally left blank.]

          IN WITNESS WHEREOF, this Sixth Amendment to Amended and Restated Loan and Security Agreement has been duly executed as of the date first written above.

                              P-COM, INC.


                              By: /s/ Michael Sophie
                                  -----------------------------

                              Name: Michael Sophie
                                    ---------------------------

                              Title: Chief Financial Officer
                                    ---------------------------

                              UNION BANK OF CALIFORNIA, N.A.,
                              as Agent and a Lender


                              By: /s/ Patricia Lee
                                  -----------------------------

                              Name: Patricia Lee
                                    ---------------------------

                              Title: Vice President
                                    ---------------------------

                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as Syndication Agent and a Lender

                              By: /s/ M. Duncan McDuffie
                                  -----------------------------

                              Name: M. Duncan McDuffie
                                    ---------------------------

                              Title: Vice President
                                    ---------------------------

                                 GUARANTOR CONSENTS

          Each of the undersigned hereby (i) ratifies and reaffirms, as of the date hereof, all of the provisions of that certain Subsidiary Guaranty in favor of Agent dated as of May 15, 1998 (the "Guaranty"), (ii) acknowledges receipt of
                                        --------
a copy of the Sixth Amendment to Credit Agreement effective as of March 31, 1999 (the "Sixth Amendment"), (iii) consents to all of the provisions of the Sixth
      ---------------
Amendment, and (iv) acknowledges and agrees that nothing contained in the Sixth Amendment in any way affects the validity and enforceability of the Guaranty.


Effective as of March 31, 1999  CONTROL RESOURCES CORPORATION

                                By: /s/ Warren T. Lazarow
                                    -----------------------------

                                Name: Warren T. Lazarow
                                      ---------------------------

                                Title: Secretary
                                      ---------------------------


Effective as of March 31, 1999  P-COM NETWORK SERVICES, INC.

                                By: /s/ Warren T. Lazarow
                                    -----------------------------

                                Name: Warren T. Lazarow
                                      ---------------------------

                                Title: Secretary
                                      ---------------------------


Effective as of March 31, 1999  P-COM FINANCE CORPORATION

                                By: /s/ Warren T. Lazarow
                                    -----------------------------

                                Name: Warren T. Lazarow
                                      ---------------------------

                                Title: Secretary
                                      ---------------------------

Effective as of March 31, 1999  P-COM UNITED KINGDOM, INC.

                                By: /s/ Warren T. Lazarow
                                    -----------------------------

                                Name: Warren T. Lazarow
                                      ---------------------------

                                Title: Secretary
                                      ---------------------------


Effective as of March 31, 1999  TELEMATICS, INC.

                                By: /s/ Warren T. Lazarow
                                    -----------------------------

                                Name: Warren T. Lazarow
                                      ---------------------------

                                Title: Secretary
                                      ---------------------------